UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 25, 2011

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
     On January 25, 2011, RealPage, Inc. (“RealPage” or “we”) issued a press release announcing that on January 24, 2011 Yardi Systems, Inc. filed a lawsuit against RealPage, Inc. A copy of the press release is furnished herewith as Exhibit 99.1.
     On January 24, 2011, Yardi Systems, Inc. filed a lawsuit in the U.S. District Court for the Central District of California against RealPage and DC Consulting, Inc. The lawsuit alleges claims for relief for violation of the Computer Fraud and Abuse Act, violation of the California Comprehensive Data Access and Fraud Act, violation of the Digital Millennium Copyright Act, Copyright Infringement, Trade Secret Misappropriation, and Unfair Competition. The plaintiff primarily alleges that RealPage consultants used unauthorized passwords to gain access to confidential and copyrighted information and documentation relating to Yardi products. In its prayer for relief, Yardi Systems seeks remedies such as damages and injunctive relief.
     Because this lawsuit is at an early stage, it is not possible to predict its outcome. We believe that we have meritorious defenses to the claims in this case and intend to defend it vigorously. However, even if we were successful in defending against such claims, the proceedings could result in significant costs and divert our management’s attention.
Cautionary Statement Regarding Forward-Looking Statements
     This press release contains “forward-looking” statements relating to RealPage, Inc.’s expected or possible meritorious defenses, anticipated vigorous defense of Yardi Systems, Inc.’s claims, and possible significant defense costs and diversion of management’s attention. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the discovery of facts and circumstances currently not available to RealPage’s management; and (b) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (“SEC”), including RealPage’s Prospectus previously filed with SEC pursuant to Rule 424(b)(4) on December 7, 2010. All information provided in this release is as of the date hereof and RealPage, Inc. undertakes no duty to update this information except as required by law.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
99.1	RealPage, Inc. Press Release dated January 25, 2011 regarding Yardi System, Inc.’s lawsuit against RealPage, Inc.
     The information furnished in this Current Report under Item 8.01 and the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.
By:	/s/ Margot Lebenberg
Margot Lebenberg
Chief Legal Officer

Date: January 25, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	RealPage, Inc. Press Release dated January 25, 2011 regarding Yardi System, Inc.’s lawsuit against RealPage, Inc.